ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

A SERIES OF ALPINE INCOME TRUST

Supplement dated October 1, 2009 to the Prospectus of Alpine Ultra Short Tax Optimized Income Fund (the “Fund”), a series of Alpine Income Trust, dated February 27, 2009, as supplemented.

Effective December 1, 2009, the contractual agreement of the Adviser to waive its fees and to absorb expenses of the Fund has been revised such that ordinary operating expenses (excluding interest, brokerage commissions and extraordinary expenses) do not exceed 0.70% and 0.95% of the Fund’s Investor Class’s and Adviser Class’s average daily net assets, respectively.